INDEMNITY AGREEMENT

        This Indemnify Agreement is by and between Corgenix Medical Corporation,
a Nevada corporation (the "Company"), and               (the "Indemnitee"), who
                                          -------------
agree as follows:

        1. INTRODUCTION. The Company and the Indemnitee desire that the Indemnitee serve as a director, officer, employee and/or agent of the Company or otherwise at the request of' the Company. In this regard, the Company desires and intends hereby to provide to the Indemnitee indemnification (including advancement of expenses) against any and all liabilities asserted against the
Indemnitee to the fullest extent permitted by the                       (the
                                                  ---------------------
"Act"), as it presently exists and as it may from time to time be expanded.

        2. INDEMNIFICATION. The Company shall indemnify the Indemnitee as follows:

               (a) The Company shall indemnify the Indemnitee when the Indemnitee was, is, or is threatened to be made a named defendant or respondent in a proceeding (as defined in Section 8 hereof) because the Indemnitee is or was a director, officer, employee or agent of (he Company or, whether or not the Indemnitee is an officer, director, employee or agent of' the Company, when such Indemnitee is, or was, serving at the request of' the Company (as defined in Section 8 hereof); but only if it is determined in accordance with Section 5 hereof' that the Indemnitee:

                      (i)    conducted himself in good faith;

                      (ii)   reasonably believed:

                             (A) in the case of conduct in his official capacity
               as a director of the Company, that his conduct was in the Company's best interests;

                             (B) in all other cases, that his conduct was at
               least not opposed to the Company's best interests and

                      (iii) in the case of any criminal proceeding, had no reasonable close to believe the Indemnitee's conduct was unlawful.

               (b) The Company shall indemnify the Indemnitee against reasonable expenses incurred by the Indemnitee in connection with a proceeding in which the Indemnitee is a named defendant or respondent because the Indemnitee is or was i director, officer, employee or agent of the Company if the Indemnitee has been wholly successful, on the merits or otherwise, in the defense of the proceeding.

               (c) Any determination of indemnification under paragraph (a) of this Section 2 (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination (in accordance with Section 5 hereof) that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in paragraph (a) of this Section 2. Such determination shall be made:

                      (i) by the board of directors (the "Board") by a majority vote of a quorum consisting of directors who at the time of such vote were not named defendants or respondents in (lie proceeding;

                      (ii) if such a quorum cannot be obtained, by a majority vote of a committee of the Board, designated to act in the matter by a majority vote of all directors, consisting solely of two or more directors who, at the time of the vote, are not named defendants or respondents in the proceeding;

                      (iii) by special legal counsel selected by the Board or a committee of' the Board by vote as set forth in subsection (i) or (ii) of (his paragraph (e) or, if such a quorum cannot be obtained and such a committee cannot be established, by a majority vote of all directors; or

                      (iv) by the shareholders in a vote that excludes the shares held by directors who are named defendants or respondents in the proceeding.

               (d) Authorization of indemnification and determination as to reasonableness of expenses must he made in the same manner as the determination that indemnification is permissible, except that if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses must be made in the manner specified by subsection (iii) of Section 2(c) hereof for the selection of special legal counsel.

        3. EXTENT OF INDEMNIFICATION. The right of indemnification under paragraph (a) of Section 2 hereof shall be indemnification against judgments, penalties (including excise and similar taxes), fines, settlements, and reasonable expenses actually incurred by the Indemnitee in connection with the proceeding; but if the Indemnitee is found liable to the Company or is found liable on the basis that personal benefit was improperly received by the Indemnitee, the indemnification:

                      (i) is limited to reasonable expenses actually incurred by the Indemnitee in connection with the proceeding; and

                      (ii) shall not be made in respect of any proceeding in which the Indemnitee shall have been found liable for willful or intentional misconduct in the performance of the Indemnitee's duty to the Company.

        4. REASONABLE EXPENSES. Reasonable expenses incurred by an Indemnitee who was, is, or is threatened to be made a named defendant or respondent in a proceeding may be paid or reimbursed by the Company, in advance of the final disposition of the proceeding and prior to the determination of indemnification under paragraph (a) of Section 2 hereof or authorization of indemnification and the determination as to reasonableness of' expenses under paragraph (d) of'
Section 2 hereof, after the Company receives a written affirmation substantially in the form of' hereto (the "Undertaking").



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


        5. PROCEDURE FOR DETERMINATION OF RIGHT TO INDEMNIFICATION. For purposes of making the determination in a specific case under paragraph (a) of' Section 2 hereof whether to make indemnification, the Board, independent legal counsel or shareholders, as the case may be, shall make such determination in accordance with the following procedures:

               (a) The Indemnitee may submit to the Board a sworn statement of request for indemnification substantially in the form of EXHIBIT B hereto (the "Indemnification Statement") asserting that the Indemnitee has met applicable standard of conduct set forth in paragraph (a) of Section 2 hereof; and

               (b) Submission of the Indemnification Statement to the Board shall create a rebuttable presumption that the Indemnitee is entitled to indemnification under this Agreement, and the Board, independent legal counsel or shareholders, as the case may be, shall within 30 days after submission of the Indemnification Statement specifically determine that the Indemnitee is so entitled, unless it or they shall possess clear and convincing evidence to rebut the presumption that the Indemnitee has met the applicable standard of conduct set forth in paragraph (b) or (c) of Section 2 hereof, which evidence shall be disclosed to the Indemnitee with particularity in it sworn written statement signed by all persons who participated in the determination and voted to deny indemnification.

        6. PROCEDURE FOR AUTHORIZATION OF ADVANCEMENT OF REASONABLE EXPENSES. For purposes of determining whether to authorize advancement of expenses in a specific case pursuant to paragraph (a) of Section 2 hereof, the Board shall make such determination in accordance with the following procedure:

               (a) The Indemnitee may submit to the Board a sworn statement of request for advancement of expenses substantially in the form of hereto asserting that (i) the Indemnitee believes, in good faith, that the Indemnitee has met the standard of conduct set forth in paragraph (a) of Section 2 hereof,
(ii) the Indemnitee has reasonably incurred or will reasonably incur actual reasonable expenses in defending a civil or criminal action, suit or proceeding; and (iii) the Indemnitee undertakes to repay such amount unless it shall ultimately be determined that the Indemnitee is entitled to be indemnified by the Company under this Agreement or otherwise.

               (b) The Board shall, within 14 days from the date of its receipt of the Undertaking, authorize immediate payment of the expenses stated in the Undertaking to the extent that the Board determines that such expenses are reasonable.

        7. MERGER, CONSOLIDATION OR CHANGE IN Control. In the event that the Company shall be a constituent corporation in a consolidation or merger, whether the Company is the resulting or surviving corporation or ceases its separate existence, or if there is a change in control of the Company (as defined in Section 8 hereof), the Indemnitee shall stand in the same position under this Agreement with respect to the resulting, surviving or changed corporation as he would have with


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

respect to the Company if its separate existence had continued or if there had been no change in the control of the Company.

        8. CERTAIN DEFINITIONS. For purposes of this Agreement, the following definitions apply herein:

        to serve and serving "at the request of the Company" shall include any service at the request of the Company as director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or any other enterprise (including any civic, nonprofit or charitable organizations, whether or not incorporated), or other service that imposes duties on, or involves services by, the Indemnitee with respect to any employee benefit plan or its participants or beneficiaries;

        "change in control" shall include any change in the ownership of a majority of the capital stock of the Company or in the composition of a majority of the members of the Board; and

        "proceeding" means any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative, or investigative, any appeal in such an action, suit or proceeding, and any inquiry or investigation that could lead to such all action, suit or proceeding;

        9. ATTORNEYS' FEES. In the event that the Indemnitee institutes any legal action to enforce the Indemnitee's rights under, or to recover damages for breach of this Agreement, the Indemnitee, if the Indemnitee prevails in whole or in part, shall be entitled to recover from the Company all reasonable attorneys' fees and disbursements incurred by the Indemnitee.

        10. AMENDMENTS TO THE ACT. This Agreement is intended to provide indemnity to the Indemnitee to the fullest extent permitted under Texas law. Accordingly, to the extent permitted by law, in the event that the Act permits greater indemnity than the indemnity set forth herein, or if any amendment is made to the Act expanding the indemnity permissible under law, the indemnity obligation of' the Company contained herein shall automatically be expanded, without the necessity of action on the part of any party, to the extent necessary to provide to the Indemnitee the fullest indemnity permissible under law.

        11. NOTICES. Any notice required or permitted under this Indemnity Agreement shall be in writing and shall be deemed to be delivered (i) upon physical delivery (if hand delivered) or (ii) three business days after deposit in the United States mail (if [nailed), postage prepaid, certified or registered mail, return receipt requested, addressed to the Company, it 5200 Cedar Crest Blvd., Houston, Texas 77087, Attn: President, and addressed to the Indemnitee at the address on the signature page hereof. Notice given in any other manner shall be effective when received by the addressee. The address I-or notice may be changed by notice given in accordance with this provision.



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

        12. AMENDMENTS. This Agreement and any attachments incorporated by reference constitute the entire agreement between the parties and may not be amended, supplemented, waived, or terminated except by a written instrument executed by the parties hereto.

        13. ASSIGNMENTS. Neither the Company nor the Indemnitee may transfer or assign its rights under this Agreement without the prior written consent of the other.

        14. EFFECT OF AGREEMENT. This Agreement shall be binding upon the Company and the Indemnitee and their respective successors and permitted assigns.

        15. WAIVER OF BREACH. The waiver of' a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

        16. GOVERNING LAW. The validity, construction, and enforcement of' this Agreement shall be governed by the laws of the State of Colorado. In the event of a dispute concerning this Agreement, the parties agree that venue lies in a court of competent jurisdiction in Adams County, Colorado.

        17. SEVERABILITY. If any provision of this Agreement is declared unenforceable by a court of last resort, such declaration shall not effect the validity of any other provision of this Agreement.

        18. CONSTRUCTION. The headings contained in this Agreement are for reference purposes only and shall not affect this Agreement in any manner whatsoever. Wherever required by the context, any gender shall include any other gender, the singular shall include the plural, and file plural shall include the singular.

        19. TIME FOR PERFORMANCE. If the time for performance of any obligation set forth in this Agreement falls on a Saturday, Sunday, or legal holiday, compliance with such obligation oil the next business day following such Saturday, Sunday, or legal holiday shall be deemed acceptable.

        20. EXECUTION. This Agreement may be executed in multiple counterparts, each of which shall be deemed all original but all of which shall be deemed one instrument.



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



        EXECUTED as of                 , 1995
                        ---------------

                                      THE COMPANY:




                                      By:
                                         ---------------------------------------




                                      THE INDEMNITEE:

Address for Notice                    ------------------------------------------


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---------------------------



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


                                    EXHIBIT A

                      Form of Undertaking to Repay Expenses

In connection with my request for indemnification pursuant to that certain
Indemnity Agreement, as of               , 1994, by and between Corgenix Medical
                           --------------
Corporation, a Nevada corporation (the "Company"), and myself, (i) I believe, in good faith, that I have met the applicable standard of conduct set forth in paragraph (a) of Section 2 of' the Indemnity Agreement and (ii) I hereby swear that (a) I have reasonably incurred or will reasonably incur actual expenses ill defending a civil or criminal action, suit or proceeding, and (b) I will repay such expenses Unless it is ultimately determined that I am entitled to be indemnified by the Company under such Indemnity Agreement or otherwise.





        SWORN to before me on this     day of                ,199  .
                                   ---        ---------------    --



                                      ------------------------------------------
                                      Notary Public in and for
                                      the State of
                                                  ---------------

                                      Name:
                                           -------------------------------------

                                      My Commission Expires:
                                                            -----------





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

                                    EXHIBIT B


                        Form of Indemnification Statement



In connection with my request for indemnification pursuant to that certain
Indemnity Agreement, as of          , 1994, by and between               , a
                           ---------                       --------------
             corporation, and myself, I hereby swear that I have met the
------------
applicable standard of conduct set forth in paragraph (a) of Section 2 of such Indemnity Agreement.






        SWORN to before me on this       day of              , 199  .
                                   ------       -------------     --



                                      ------------------------------------------
                                      Notary Public in and for
                                      the State of
                                                  ---------------

                                      Name:
                                           -------------------------------------

                                      My Commission Expires:
                                                            -----------






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